Putnam
Investment Grade
Municipal Trust III

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-00

[SCALE LOGO OMITTED]


FROM THE CHAIRMAN

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT] Karsh, Ottawa

Dear Shareholder:

Although it is still wavering from a year of steady interest-rate increases, the municipal bond market may slowly be approaching the point at which the news gets better. It may not seem like good news, but a responsible Federal Reserve Board, like the one we have, is positive for bond investors. True, Fed policy and rising interest rates have had a negative effect on bond prices as evidenced by the performance of Putnam Investment Grade Municipal Trust III for the 6 months ended April 30, 2000. However, in the longer run, short-term interest rate increases should keep inflation, the bond market's worst enemy, under control.

Total return for 6 months ended 4/30/00

           NAV     Market price
-------------------------------
          2.24%      -1.25%
-------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.

* HIGH LEVEL OF INCOME SHOULD COMFORT INVESTORS

While long-term insured municipal bonds have historically yielded about 85% of comparable 30-year U.S. Treasury bonds, that ratio is now over 95%. That close relationship translates into a high level of tax-free income for most municipal bond funds, including your fund.

There is a reason for the close relationship between Treasury bonds and municipal bonds. The Treasury's highly publicized debt buyback program has reduced the supply of outstanding long-term bonds at the same time that investors are demanding the relative safety of government bonds. Consequently, because of the relationship of supply and demand, Treasury bond prices have risen while yields have moved down so they are now closer to municipal bond yields.

* LOWER TIER OF INVESTMENT GRADE SECTOR OFFERS OPPORTUNITY

Your fund's management team is working hard to maintain the fund's relatively high level of tax-free income. One way the managers seek to do this is by looking for securities at the lower end of the investment-grade spectrum, primarily BBB/Baa-rated credits. This is the point at which they rely heavily on the expertise of the analytical team because there is intense competition for an extremely limited supply of lower-level investment-grade bonds.

Through in-depth research by the credit analysts, the managers have been able to uncover several bonds that fell into the lower investment-grade category and carry attractive coupons. Both bond issues came from the transportation sector, the portfolio's third largest sector. One bond, issued by the Connector 2000 Association, Inc., is to build an eastern loop highway around the City of Greenville, South Carolina, and allow better access to the airport. This project is ahead of its schedule and should be open to traffic in early 2001. These bonds are rated BBB- by Standard & Poor's, Inc.

The E470 Public Highway Authority in Colorado brought the other appealing revenue bond issue to market. The bonds were issued to extend an existing toll road that will loop around the eastern side of Denver, bringing better access to the Denver Airport from the north. The bonds are rated BBB- by Standard & Poors and Baa3 by Moody's. Because the revenues pledged to pay the principal and interest on both of these projects appeared stable, the managers purchased both securities for the portfolio.

Another attractive purchase, Mountain States Health Alliance revenue bonds (Tennessee), came from a sector that has been under considerable scrutiny: the hospital/health-care sector. The scrutiny began with the Balanced Budget Act of 1997 and has negatively affected hospital revenues ever since. The situation grew worse with the excess capacity of hospitals and beds, the growth of managed care, and the many unsuccessful acquisitions that took place in the past few years. Putnam's analysts now believe that there is justification for a more optimistic outlook in the health-care sector because of rumblings of further relief from Congress as well as signs of better management within the sector.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities                   20.4%

Transportation              18.0%

Water and sewer             15.8%

Hospitals/health care       12.5%

Housing                      5.1%

Footnote reads:
*Based on net assets as of 4/30/00. Holdings will vary over time.


Because the health-care sector offers many lower-tier investment grade bonds with relatively high yields, it currently represents one of the portfolio's largest industry sectors. Higher risk, if selectively taken, can mean opportunity. During this fiscal year and after Putnam's customary careful analysis, the managers purchased the Mountain States bonds with an exceptional 7.50% coupon and maturities of 2023 and 2025. A portion of this project was insured by Municipal Bond Insurance Association (MBIA) and given a AAA-rating.

* BOND MARKETS CONTINUE TO FACE PRESSURE NEAR TERM

Since the Fed's monetary policy acts with a lag, management continues to believe that inflation pressures remain tame and that the Fed's interest-rate increases will eventually take hold and slow economic growth. But achieving the right balance of slower growth seems to be proving quite a challenge for the Fed.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 38.6%

AA/Aa -- 6.7%

A -- 17.3%

BBB/Baa -- 35.2%

BB/Ba -- 0.7%

B -- 1.5%

Footnote reads:
*As a percentage of market value as of 4/30/00. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise: percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Shortly after the close of your fund's reporting period, the Fed increased short-term interest rates for the sixth time in the past year -- by half a percentage point. This was the first time the central bank raised rates by that much in more than five years. Surprisingly, throughout all of the Fed's rate increases, the historically long economic boom has continued.

However, with more interest rate increases to come if economic activity does not slow down, the markets are likely to remain unstable near term. Once economic data such as retail sales and housing sales reports reveal that economic growth is finally slowing, bond markets, including the municipal bond market, should begin to perform better.

* UPCOMING TRANSITION

This is my last letter to you and other Putnam Investment Grade Municipal Trust III shareholders. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. As of July 1, 2000, John Hill will become Chairman. John is currently an independent Trustee and has served on the Board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands. I will become Chairman Emeritus, remain a shareholder, and stay in close touch with the funds.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 21, 2000

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust III is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/00

                                        Lehman Brothers
                              Market       Municipal     Consumer
(common shares)      NAV      price        Bond Index  price index
------------------------------------------------------------------
6 months             2.24%     -1.25%         2.63%       1.84%
------------------------------------------------------------------
1 year              -2.85     -18.47         -0.92        3.01
------------------------------------------------------------------
5 years             29.09      27.87         33.34       12.71
Annual average       5.24       5.04          5.92        2.42
------------------------------------------------------------------
Life of fund
(since 11/29/93)    30.39       2.78         38.45       17.42
Annual average       4.22       0.43          5.20        2.54
------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/00

-------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------
Number                                                 6
-------------------------------------------------------------------
Income                                              $0.3690
-------------------------------------------------------------------
Capital gains1                                         --
-------------------------------------------------------------------
  Total                                             $0.3690
-------------------------------------------------------------------
Preferred shares                           Series A (200 shares)
-------------------------------------------------------------------
Income                                            $1,019.90
-------------------------------------------------------------------
Capital gains1                                         --
-------------------------------------------------------------------
  Total                                           $1,019.90
-------------------------------------------------------------------
Share value (common shares)                   NAV     Market price
-------------------------------------------------------------------
10/31/99                                    $12.24       $10.688
-------------------------------------------------------------------
4/30/00                                      12.08        10.188
-------------------------------------------------------------------
Current return (common shares/end of period)
-------------------------------------------------------------------
Current dividend rate2                        6.11%         7.24%
-------------------------------------------------------------------
Taxable equivalent3                          10.12         11.99
-------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3Assumes 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 3/31/00 (most recent calendar quarter)

                                                             Market
(common shares)                                  NAV          price
-------------------------------------------------------------------
6 months                                        1.58%         -0.60%
-------------------------------------------------------------------
1 year                                         -1.80         -17.71
-------------------------------------------------------------------
5 years                                        30.40          25.32
Annual average                                  5.45           4.62
-------------------------------------------------------------------
Life of fund (since 11/29/93)                  31.44           4.68
Annual average                                  4.41           0.72
-------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, and the net assets allocated to remarketed preferred shares divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
April 30, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (99.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alaska (1.8%)
-------------------------------------------------------------------------------------------------------------------
     $    1,000,000 Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       Aa1           $ 1,053,750

Arkansas (0.5%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Baxter Cnty., Hosp. Rev. Bonds, Ser. B, 5 5/8s, 9/1/28                Baa2              311,500

California (2.6%)
-------------------------------------------------------------------------------------------------------------------
            500,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB               402,500
          1,000,000 San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                    8.498s, 4/23/08 (SEG)                                                 Aaa             1,090,000
                                                                                                   ----------------
                                                                                                          1,492,500

Colorado (11.1%)
-------------------------------------------------------------------------------------------------------------------
          8,700,000 CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
                    Ser. B, zero %, 9/1/35                                                Baa3              587,250
                    Denver, City & Cnty. Arpt. Rev. Bonds
          2,205,000 Ser. A, 8 3/4s, 11/15/23                                              Baa1            2,348,325
          1,370,000 Ser. A, 8 1/2s, 11/15/23                                              Baa             1,417,882
          1,000,000 Ser. D, 7 3/4s, 11/15/13                                              Baa1            1,147,500
                    Denver, City & Cnty. Arpt. Rev. Bonds,
                    Prerefunded, Ser. A
            795,000 8 3/4s, 11/15/23                                                      Aaa               855,619
            130,000 8 1/2s, 11/15/23                                                      Aaa               135,281
                                                                                                   ----------------
                                                                                                          6,491,857

District of Columbia (0.9%)
-------------------------------------------------------------------------------------------------------------------
            600,000 DC G.O. Bonds, Ser. B, FSA, 5 1/4s, 6/1/26                            AAA               530,250

Florida (6.6%)
-------------------------------------------------------------------------------------------------------------------
                    Broward Cnty., Resource Recvy. Rev. Bonds
            830,000 (SES Broward Cnty. LP South), 7.95s, 12/1/08                          A3                856,560
          1,695,000 (Waste-Energy LP North), 7.95s, 12/1/08                               A3              1,749,054
          1,000,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19                      A3                776,250
            500,000 Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Regl. Hlth. Care Syst.), Ser. E, 6s, 10/1/26                         A2                458,750
                                                                                                   ----------------
                                                                                                          3,840,614

Georgia (0.9%)
-------------------------------------------------------------------------------------------------------------------
                    GA Med. Ctr. Hosp. Auth. IFB
            200,000 MBIA, 6.367s, 8/1/10                                                  Aaa               216,500
            300,000 MBIA, 6.367s, 8/1/10, Prerefunded                                     Aaa               330,375
                                                                                                   ----------------
                                                                                                            546,875

Illinois (6.7%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 8.2s, 12/1/24                              Baa1            1,631,250
          1,605,000 IL Hlth. Fac. Auth. Rev. Bonds (Glenoaks Med. Ctr.),
                    Ser. D, 9 1/2s, 11/15/15                                              Baa1            1,675,411
            750,000 IL, Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                    Syst./Sunbelt Obligation), 5.65s, 11/15/24                            Baa1              615,938
                                                                                                   ----------------
                                                                                                          3,922,599

Indiana (3.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Marion Cnty., Ind. Convention & Recreation Fac.
                    Auth. Rev. Bonds (Excise Tax Rev. Lease Rental),
                    Ser. A, AMBAC, 7s, 6/1/21                                             Aaa             2,078,420

Kansas (4.3%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 Burlington, Poll. Control Rev. Bonds (Kansas Gas
                    & Electric Co.), MBIA, 7s, 6/1/31                                     Aaa             2,498,496

Kentucky (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Boone Cnty., Poll. Control Rev. Bonds (Dayton Pwr.
                    & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                                  A2              1,016,250

Louisiana (2.5%)
-------------------------------------------------------------------------------------------------------------------
          1,420,000 Beauregard, Parish Rev. Bonds (Boise Cascade
                    Corp.), 7 3/4s, 6/1/21                                                Baa3            1,464,886

Massachusetts (5.3%)
-------------------------------------------------------------------------------------------------------------------
            750,000 MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of
                    Central MA), Ser. B, AMBAC, 8.62s, 6/23/22                            Aaa               814,685
          1,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53, MBIA,
                    6.15s, 12/1/29                                                        Aaa               986,250
            830,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                           Aaa             1,276,125
                                                                                                   ----------------
                                                                                                          3,077,060

Minnesota (1.7%)
-------------------------------------------------------------------------------------------------------------------
            925,000 SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                    Ser. A-9, FSA, 7.1s, 1/1/30                                           Aaa               980,500

Mississippi (0.7%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Res., Inc.), 5.9s, 5/1/22                               Ba1               432,500

Nevada (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                    Gas Corp.), Ser. B, 7 1/2s, 9/1/32                                    Baa2            1,043,750
          1,000,000 Clark Cnty., Indl. Dev. Rev. Bonds (NV Pwr. Co.),
                    Ser. A, 5.9s, 11/1/32                                                 BBB               865,000
                                                                                                   ----------------
                                                                                                          1,908,750

New Jersey (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,165,000 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (Newcomb Med. Ctr.), Ser. A, 7 7/8s, 7/1/03                           Baa3            1,182,825

New York (9.6%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Metropolitan Trans. Auth. Commuter Fac.
                    Rev. Bonds, Ser. A, MBIA, 5 5/8s, 7/1/27                              Aaa               476,250
            725,000 NY City, G.O. Bonds, Ser. B, 7 1/2s, 2/1/06                           A3                767,594
            275,000 NY City, G.O. Bonds, Ser. B, 7 1/2s,
                    2/1/06, Prerefunded                                                   A3                291,155
                    NY City, Muni. Wtr. & Swr. Fin. Auth.
                    Rev. Bonds, Ser. C
          2,000,000 7 3/4s, 6/15/20                                                       Aaa             2,097,500
          1,000,000 5 3/4s, 6/15/26                                                       A2                970,000
          1,000,000 NY State Energy Res. & Dev. Auth. Elec. Fac.
                    Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                    Ser. A, 7 1/2s, 1/1/26                                                A1              1,014,340
                                                                                                   ----------------
                                                                                                          5,616,839

North Carolina (3.2%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Pwr. Syst. Rev. Bonds
          1,000,000 (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                         BBB+              997,500
            500,000 Ser. B, 5.65s, 1/1/16                                                 BBB               450,000
            500,000 NC Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A,
                    5 3/4s, 1/1/26                                                        Baa               434,375
                                                                                                   ----------------
                                                                                                          1,881,875

North Dakota (0.9%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Grand Forks, Hlth. Care Syst. Rev. Bonds
                    (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24                     Baa1              498,125

Ohio (0.6%)
-------------------------------------------------------------------------------------------------------------------
            400,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                    5 5/8s, 5/1/29                                                        Baa2              341,500

Oklahoma (0.3%)
-------------------------------------------------------------------------------------------------------------------
            200,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                    Ser. A, 5 5/8s, 8/15/29                                               Baa2              155,250

Pennsylvania (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds, Ser. A,
                    6.7s, 12/1/20                                                         Baa2            1,000,000
          1,000,000 Delaware Cnty., Indl. Dev. Auth. Rev. Bonds, Ser. A,
                    6.2s, 7/1/19                                                          B2                885,000
                                                                                                   ----------------
                                                                                                          1,885,000

Puerto Rico (0.9%)
-------------------------------------------------------------------------------------------------------------------
            500,000 PR Elec. Pwr. Auth. IFB, FSA, 7.678s, 7/1/23                          Aaa               536,875

South Carolina (1.1%)
-------------------------------------------------------------------------------------------------------------------
            500,000 SC Toll Road Rev. Bonds (Southern Connector
                    Project), Ser. A, 5 3/8s, 1/1/38                                      BBB-              361,250
            300,000 SC State Jobs Econ. Dev. Auth. Hosp. Fac.
                    Rev. Bonds (Palmetto Hlth. Alliance), Ser. A,
                    7 3/8s, 12/15/21                                                      Baa1              297,000
                                                                                                   ----------------
                                                                                                            658,250

Tennessee (8.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Johnson City, Hlth. & Edl. Facs. Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           AAA               987,500
          1,000,000 Johnson City, Hlth. & Edl. Facs. Board 144A
                    Rev. Bonds, Ser. A2, MBIA, 8.2s, 7/1/21
                    (acquired 2/08/00, cost $941,900) (RES)                               Aaa               990,000
          2,700,000 Metropolitan Govt. Nashville & Davidson Cnty.,
                    Tenn. Wtr. & Swr. IFB, AMBAC, 7.628s, 1/1/22                          Aaa             2,899,125
                                                                                                   ----------------
                                                                                                          4,876,625

Texas (10.1%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (St. Luke's Lutheran Hosp.), 7.9s, 5/1/18                             AAA/P           2,589,000
          1,000,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines), 6 3/8s, 5/1/35                        Baa1              940,000
          2,000,000 Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                    Rev. Bonds (Southwestern Elec. Pwr. Co.), Ser. A,
                    8.2s, 8/1/11                                                          A1              2,120,000
            300,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl.
                    Hosp.), 6s, 7/1/29                                                    Baa2              248,250
                                                                                                   ----------------
                                                                                                          5,897,250

Virginia (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 VA State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
                    7.1s, 1/1/17                                                          Aa1             1,027,500

Washington (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             1,778,439
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $59,927,545) (b)                                            $57,983,160
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $58,424,717.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $59,998,809, resulting in gross unrealized appreciation and depreciation of $1,183,834 and $3,199,483, respectively, or net unrealized depreciation of $2,015,649.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2000 was $990,000 or 1.69% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2000.

      The rates shown on IFB and IF COP which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 2000.

      The fund had the following industry group concentrations greater than 10% at April 30, 2000 (as a percentage of net assets):

          Utilities                20.4%
          Transportation           18.0
          Water and sewer          15.8
          Hospital/health care     12.5

      The fund had the following insurance concentrations greater than 10% at April 30, 2000 (as a percentage of net assets):

          MBIA                     10.7%
          AMBAC                     9.9

--------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2000 (Unaudited)

                                 Aggregate Face   Expiration   Unrealized
                   Total Value       Value           Date     Appreciation
--------------------------------------------------------------------------
Municipal Index
Future (Long)      $13,330,281    $13,223,644      Jun 2000       $106,637
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $59,927,545) (Note 1)                                          $57,983,160
-------------------------------------------------------------------------------------------
Interest receivable                                                               1,439,767
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      17,875
-------------------------------------------------------------------------------------------
Total assets                                                                     59,440,802

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                     39,310
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               246,436
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    593,688
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        100,785
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian services (Note 2)                        2,037
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       11,074
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            325
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               22,430
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,016,085
-------------------------------------------------------------------------------------------
Net assets                                                                      $58,424,717

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued
and outstanding at $50,000 per share) (Note 4)                                  $10,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)          55,813,561
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (254,331)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (5,296,765)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (1,837,748)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $58,424,717

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                            $10,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                        3,411
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                          $10,003,411
-------------------------------------------------------------------------------------------
Net assets available to common shares                                           $48,421,306
-------------------------------------------------------------------------------------------
Net asset value per common share
($48,421,306 divided by 4,007,092 shares)                                            $12.08
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (Unaudited)
Tax exempt interest income:                                                      $1,962,876
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    203,020
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       26,850
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    4,919
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,923
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               4,593
-------------------------------------------------------------------------------------------
Auditing                                                                              2,155
-------------------------------------------------------------------------------------------
Legal                                                                                 1,777
-------------------------------------------------------------------------------------------
Postage                                                                               1,213
-------------------------------------------------------------------------------------------
Other                                                                                 2,332
-------------------------------------------------------------------------------------------
Total expenses                                                                      248,782
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (22,122)
-------------------------------------------------------------------------------------------
Net expenses                                                                        226,660
-------------------------------------------------------------------------------------------
Net investment income                                                             1,736,216
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     70,938
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (410,654)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period           (337,802)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (677,518)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $1,058,698
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         April 30       October 31
                                                                            2000*             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $ 1,736,216      $ 3,392,461
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (339,716)        (478,078)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                               (337,802)      (4,526,104)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                         1,058,698       (1,611,721)

Distributions to remarketed preferred shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                               (203,980)        (323,140)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on remarketed
preferred shares of $3,411 and $16,069, respectively)                     854,718       (1,934,861)

Distributions to common shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (1,478,457)      (3,123,262)
--------------------------------------------------------------------------------------------------
In excess of net investment income                                             --          (42,020)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                             (623,739)      (5,100,143)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    59,048,456       64,148,599
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $254,331 and
$308,110, respectively)                                               $58,424,717      $59,048,456
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning
and end of period                                                       4,007,092        4,007,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                                                200              200
--------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

-------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                         Year ended October 31
-------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                       $12.24       $13.51       $13.35       $13.02       $13.22       $12.36
-------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income                    .43          .85          .80          .86          .82          .90
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)       (1.25)         .25          .36         (.13)         .85
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .26         (.40)        1.05         1.22          .69         1.75
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income
-------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.05)        (.08)        (.09)        (.09)        (.09)        (.09)
-------------------------------------------------------------------------------------------------------------
To common shareholders                  (.37)        (.78)        (.80)        (.80)        (.80)        (.80)
-------------------------------------------------------------------------------------------------------------
In excess of net investment income
-------------------------------------------------------------------------------------------------------------
To common shareholders                    --         (.01)          --           --           --           --
-------------------------------------------------------------------------------------------------------------
Total distributions:                    (.42)        (.87)        (.89)        (.89)        (.89)        (.89)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                       $12.08       $12.24       $13.51       $13.35       $13.02       $13.22
-------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                      $10.188      $10.688      $13.688      $12.875      $11.875      $11.875
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Total return at
market value
(common shares)(%)(a)                  (1.25)*     (16.97)       12.92        15.54         6.89        25.77
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)           $58,425      $59,048      $64,149      $63,498      $62,166      $62,985
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)             .51*        1.24         1.21         1.30         1.30         1.23
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            3.18*        5.86         5.25         5.90         5.59         6.30
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)             4.99*       17.20        28.13        37.75       123.89       165.21
-------------------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment.

  (b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

  (c) Includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)



NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust III, (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1999, the fund had a capital loss carryover of approximately $4,873,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,504,000    October 31, 2002
     1,863,000    October 31, 2003
       452,000    October 31, 2004
       244,000    October 31, 2005
       810,000    October 31, 2007

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2000 was 4.15%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any amount over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At April 30, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the six months ended April 30, 2000, fund expenses were reduced by $22,122 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $423 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,358,335 and $2,842,800, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2000, no such restrictions have been placed on the fund.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


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